Exhibit 99.1

Netintact AB
Corporate Identity Number 556596-0001

Annual report and consolidated accounts

for

the financial year 1 July 2005 - 30 June 2006

The Board of Directors and Managing Director present the following annual report and consolidated accounts.

Netintact AB
556596-0001

Administration report

Information regarding the operations

The Company began its operations in 2000. The Company shall engage in the programming, development, sale and marketing of software, conduct trade in computers and computer equipment, and engage in related business. The Company shall also engage in the trading of shares and other securities and the management of properties, and conduct associated business.

Ownership structure

As of June 2006, the Company is a wholly-owned subsidiary of the American company Procera Networks. Procera Network is listed on the OTC Bulletin Board exchange in the USA.

Group structure

The Company is the Parent Company in a group which includes the subsidiary Netintact Pty Ltd, Australia. The Company's ownership interest in the subsidiary is 51%.

Significant events during the financial year

Parent Company

The Company's holdings in associated companies were sold during the year.

Comparative figures covering several years

Summary of the Group's financial development.

	2005/06	2004/05	2003/04	2002/03	2001/02
Net sales, t $	2,501	2,322	1,295	1,304	625
Income after financial items, t $	177	371	- 41	150	76
Balance sheet total, t $	1,257	1,203	586	669	268
Equity/assets ratio, %	36	33	17	27	30
Return on total assets, %	14	31	neg	22	28
Return on equity, %	39	93	neg	83	95

Netintact AB
556596-0001

Proposed appropriation of profits

The following profits are at the disposal of the Annual General Meeting:

Unappropriated profit brought forward	$314,763
Net profit for the year	$54
$314,817

The Board of Directors proposes that the available profits be appropriated as follows:

to be carried forward	$314,817
$314,817

Group

According to the prepared consolidated balance sheet, non-restricted equity amounts to $ 367,466.

Result and financial position

For information regarding the result of the Group's and Parent Company's operations and financial position as per the end of the financial year, refer to the income statements and balance sheets below, with accompanying notes.

Netintact AB
556596-0001

Consolidated Income Statement	Note	1 Jul 2005 -30 Jun 2006		1 Jul 2004 -30 Jun 2005

Net sales	2		$2,500,914		$2,321,919
Other operating income			$4,903		$6,838
			$2,505,817		$2,328,757

Operating expenses
Goods for resale		$	- 478,618	$	- 358,388
Other external expenses	3,4	$	- 667,528	$	- 654,285
Personnel costs	5	$	- 1,135,617	$	- 908,092
Depreciation and write-down of tangible and amortisation and write-down of intangible fixed assets	6	$	- 49,159	$	- 37,072
Total operating expenses		$	- 2,330,922	$	- 1,957,837

Operating income			$174,895		$370,920

Income from financial items
Interest income and similar profit/loss items			$4,731		$1,638
Interest expenses and similar profit/loss items		$	- 2,658	$	- 1,245
Total Income from financial items			$2,073		$393

Income after financial items			$176,968		$371,313

Tax on profit for the year	7	$	- 56,753	$	- 106,603
Minority share of net profit for the year		$	- 55,194		-
Net profit for the year			$65,021		$264,710

Netintact AB
556596-0001

Consolidated Balance Sheet	Note	30 Jun 2006	30 Jun 2005

Assets

Fixed assets

Tangible fixed assets
Equipment, tools, fixtures and fittings	6	$163,540	$86,846

Financial fixed assets
Participations in associated companies	8	-	$79,531
Total fixed assets		$163,540	$166,277

Current assets

Inventories, etc.
Goods for resale		$133,171	$101,369

Current receivables
Accounts receivable - trade		$612,979	$413,617
Receivables with Group companies		$65,169	-
Deferred tax recoverable		-	$65,235
Current income taxes recoverable		$13,892	-
Other current receivables		$2,870	$3,502
Prepaid expenses and accrued income	9	$50,786	$45,029
		$745,696	$527,383

Cash and bank balances		$214,843	$407,967
Total current assets		$1,093,710	$1,036,719
Total assets		$1,257,250	$1,202,996

Netintact AB
556596-0001

Equity and liabilities		30 Jun 2006	30 Jun 2005

Equity	10

Restricted equity
Share capital (100,000 shares with quotient value SEK1)		$13,784	$13,784
Restricted reserves		$70,454	$72,266
Statutory reserve		$2,756	$2,756
		$86,994	$88,806

Non-restricted equity
Profit brought forward		$302,445	$46,949
Net profit for the year		$65,021	$264,710
		$367,466	$311,659
Total equity		$454,460	$400,465

Minority interest		$55,194	-

Provisions
Provisions for taxes		$32,033	$44,499

Long-term liabilities
Other long-term liabilities		$34,461	$20,579

Current liabilities
Accounts payable - trade		$90,056	$56,737
Current Income tax liabilities		$45,764	$75,210
Other current liabilities		$84,351	$109,631
Accrued expenses and deferred income	11	$460,931	$495,875
Total current liabilities		$681,102	$737,453
Total equity and liabilities		$1,257,250	$1,202,996

Pledged assets		None	None

Contingent liabilities		None	None

Netintact AB
556596-0001

Cash Flow Statement for the Group	1 Jul 2005 -30 Jun 2006		1 Jul 2004 -30 Jun 2005

Operating activities
Operating profit/loss before financial items		$174,895		$370,920
Depreciation		$49,159		$37,072

Interest received		$4,455		$1,638
Interest paid	$	- 2,658	$	- 1,245
Income tax paid	$	- 47,363	$	- 44,099
		$178,763		$364,286

Increase/decrease in inventories	$	- 31,803		$21,384
Increase/decrease in accounts receivable	$	- 210,345	$	- 159,797
Increase/decrease in other current receivables	$	- 70,294		$15,577
Increase/decrease in accounts payable		$33,319	$	- 20,048
Increase/decrease in other current operating liabilities	$	- 60,224		$215,160
Cash flow from operating activities	$	- 160,584		$436,561

Investing activities
Investments in tangible fixed assets	$	- 80,484	$	- 10,758
Sales of tangible fixed assets		$574		$2,061
Investments in other financial fixed assets		-	$	- 79,531
Disposal/amortisation of other financial fixed assets		$79,531		-
Cash flow from investing activities	$	- 379	$	- 88,228

Financing activities
Repayment of long-term borrowings	$	- 32,161	$	- 7,369
Cash flow from financing activities	$	- 32,161	$	- 7,369

Cash flow for the year	$	- 193,124		$340,964
Cash and cash equivalents at beginning of the year		$407,967		$67,003
Cash and cash equivalents at year-end		$214,843		$407,967

Netintact AB
556596-0001

Parent Company Income Statement	Note	1 Jul 2005 -30 Jun 2006		1 Jul 2004 -30 Jun 2005

Net sales			$2,228,309		$2,189,136
Other operating income			$4,902		$6,838
			$2,233,211		$2,195,974

Operating expenses
Raw materials and consumables		$	- 584,339	$	- 412,999
Other external expenses	3,4	$	- 623,306	$	- 470,754
Personnel costs	5	$	- 1,046,636	$	- 908,092
Depreciation and write-down of tangible and amortisation and write-down of intangible fixed assets	6		$-22,982	$	- 29,703
Total operating expenses		$	- 2,277,263	$	- 1,821,548

Operating income		$	- 44,051		$374,426

Income from financial items
Other interest income and similar profit/loss items			$4,294		$1,638
Interest expenses and similar profit/loss items		$	- 726	$	- 1,245
Total Income from financial items			$3,568		$393

Income after financial items		$	- 40,483		$374,819

Appropriations	12		$44,521	$	- 91,968
Tax on profit for the year	7	$	- 3,984	$	- 80,852
Net profit for the year			$54		$201,999

Netintact AB
556596-0001

Parent Company Balance Sheet	Note	30 Jun 2006	30 Jun 2005

Assets

Fixed assets
Tangible fixed assets
Equipment, tools, fixtures and fittings	6	$51,559	$58,798

Financial fixed assets
Participations in Group companies	13	$81,558	$81,558
Participations in associated companies	8	-	$79,531
		$81,558	$161,089
Total fixed assets		$133,117	$219,887

Current assets

Inventories, etc.
Goods for resale		$95,329	$101,368

Current receivables
Accounts receivable - trade		$293,296	$413,617
Receivables from Group companies		$250,800	-
Current income taxes recoverable		$13,892	$9
Other current receivables		$755	$581
Prepaid expenses and accrued income	9	$50,786	$45,030
		$609,529	$459,237
Cash and bank balances		$278,612	$407,967
Total current assets		$899,455	$968,572
Total assets		$1,032,572	$1,188,459

Netintact AB
556596-0001

Equity and liabilities		30 Jun 2006	30 Jun 2005

Equity	10

Restricted equity
Share capital (100,000 shares with quotient value SEK 1)		$13,784	$13,784
Statutory reserve		$2,756	$2,756
		$16,540	$16,540

Non-restricted equity
Profit brought forward		$314,763	$112,902
Net profit for the year		$54	$201,999
		$314,817	$314,901
Total equity		$331,357	$331,441

Untaxed reserves	14	$114,404	$158,925
Current liabilities
Accounts payable - trade		$84,132	$56,737
Current income tax liabilities			$75,210
Other current liabilities		$54,839	$102,263
Accrued expenses and deferred income	11	$447,840	$463,883
Total current liabilities		$586,811	$698,093
Total equity and liabilities		$1,032,572	$1,188,459

Pledged assets		None	None

Contingent liabilities		None	None

Netintact AB
556596-0001

Cash Flow Statement for the Parent Company	Note	1 Jul 2005 -30 Jun 2006		1 Jul 2004 -30 Jun 2005

Operating activities
Operating profit/loss before financial items		$	- 44,051		$374,426
Adjustments for non-cash items, etc.	15		$22,982		$29,703

Interest received			$4,294		$1,638
Interest paid		$	- 726	$	- 1,245
Income tax paid		$	- 93,077	$	- 41,227
		$	- 110,578		$363,295
Increase/decrease in inventories			$6,039		$21,384
Increase/decrease in accounts receivable			$120,322	$	- 160,396
Increase/decrease in other current receivables		$	- 256,731		$15,616
Increase/decrease in accounts payable			$27,395	$	- 20,048
Increase/decrease in other current operating
liabilities		$	- 63,605		$217,186
Cash flow from operating activities		$	- 277,159		$437,037

Investing activities
Investments in tangible fixed assets		$	- 18,807	$	- 10,758
Sales of tangible fixed assets			$3,065		$1,641
Investments in other financial fixed assets			-	$	- 86,956
Disposal/amortisation of other financial fixed assets			$79,531		-
Cash flow from investing activities			$63,789	$	- 96,073

Cash flow for the year		$	- 213,370		$340,964
Cash and cash equivalents at beginning of the year			$407,967		$67,003
Cash and cash equivalents at year-end			$194,597		$407,967

Netintact AB
556596-0001

Notes for the Parent Company and Group

Note 1	Accounting and valuation principles

The Company's annual report has been prepared in accordance with the Swedish Annual Accounts Act and the general advice and guidelines of the Swedish Accounting Standards Board. The accounting principles remain unchanged compared with the previous year.

Consolidated accounts
The consolidated accounts include subsidiaries in which the Parent Company, either directly or indirectly, holds more than 50% of the votes or in any other manner exercises a controlling influence.

Group's annual accounts have been prepared according to the purchase method, which entails that subsidiaries' equity at the time of acquisition, established as the difference between the fair value of the assets and liabilities, is eliminated in its entirety. The Group's equity includes, therefore, only that portion of the subsidiaries' equity which has arisen after the acquisition.

All of the Company's foreign subsidiaries are classified as independent subsidiaries, which is the reason the current method is applied to the translation of the subsidiaries' annual accounts. This implies that the assets and liabilities of the foreign subsidiaries are translated at the closing rate of exchange. All items included in the income statement are translated at the average exchange rate for the year. Translation differences are charged directly to the Group's equity.

Inter-company gains are eliminated in their entirety.

Minority interest in net profit for the year is reported in the consolidated income statement. Minority interest in the equity of subsidiaries is reported as a separate item in the consolidated balance sheet.

Participations in subsidiaries are reported in the Parent Company's annual accounts at acquisition cost with deductions for any possible write downs. Only those dividends received from profits accruing after the acquisition of an associated company are reported as income from associated companies.

Accounting for associated companies
Associated companies are defined as those companies which are not subsidiaries but in which the Company, directly or indirectly, holds at least 20% of votes for all participations, or in some other manner exercises a significant influence.

Participations in associated companies are reported in the consolidated accounts according to the equity method. The equity method entails that participations in a company are reported at the acquisition cost at the date of acquisition and, subsequently, adjusted with an amount corresponding to the Group's participation in the change in the associated company's net assets. The Group's participations in the earnings of associated companies are included in the consolidated income statement. Accumulated but undistributed shares of profits deriving from associated companies are reported in the consolidated balance sheet as equity method reserves under restricted equity. Unrealised intra-Group gains are eliminated in an amount equivalent to the share of the gain accruing to the Group.

Netintact AB
556596-0001

Participations in associated companies are reported in the Parent Company's annual accounts at acquisition cost with deductions for any possible write-downs. Only those dividends received from profits accruing after the acquisition of an associated company are reported as income from associated companies.

Foreign currencies
Assets and liabilities in foreign currency are valued at the closing rate of exchange. Where hedging instruments have been used, for example forward cover, the forward rate is applied. Transactions in foreign currencies are translated at the spot rate on transaction date.

Income
Sales of goods are reported upon delivery to customers in accordance with the conditions of sale. Sales are reported at net value after VAT, discounts and exchange rate differences when sales are made in foreign currencies. Intra-Group sales are eliminated in the consolidated accounts.

Other earned income is recognised as revenue as follows:
Interest income: in accordance with the effective yield

Rendering of services/Construction contracts
Service assignments and work on contract are reported in the Group/Parent Company in accordance with the provisions of the Swedish Income Tax Act. Income and expenses from fixed-price assignments are reported during the period of the assignment as work in progress in the balance sheet, and are only reported in the income statement once the assignment has been completed. Income and expenses from assignments on an on-account basis are recognised as income as the assignment is performed and invoiced, which is the reason there are no balance sheet items for such assignments.

Income tax
Reported Income tax includes tax, which is to be paid or received, regarding the current year and adjustments concerning the previous years' current taxes and shares of associated companies' taxes.

Tax liabilities and receivables are valued according to the amount that the company deems should be paid to or received from the tax authorities. The assessment is made according to the tax regulations and tax rates which have been determined or that have been announced and are likely to be adopted.

Netintact AB 14
556596-0001

The tax effects for the items reported in the income statement are also reported in the income statement. The tax effects of items that are accounted for directly against equity are also reported directly against equity.

Deferred tax regarding future tax effects is not reported in the income statement and balance sheet.

Tangible fixed assets
Tangible fixed assets are reported at acquisition cost reduced by the amount of depreciation. Expenses for improving the performance of the assets beyond their original level increase the asset's reported value. Expenses for repairs and maintenance are reported as costs.

All borrowing costs are reported in the Parent Company as costs in the period in which they arise.

Tangible fixed assets are depreciated systematically over their estimated useful lifetimes. If applicable, the residual value of the assets is taken into consideration when determining the asset's depreciable amount.

The straight-line method of depreciation is utilised for all types of tangible assets. The following periods of depreciation are applied:

Equipment, tools, fixtures and fittings	3-7 years

Write-downs
When there is an indication that the value of an asset or a group of assets has declined, an assessment is made of the reported value(s). In those cases in which the reported value exceeds the estimated recoverable amount, the reported value is immediately written down to the recoverable amount.

A previous write-down of an asset is reversed when there is a change in the assumptions which formed the basis of determining the recoverable amount at the point in time of the write-down. The reversed amount increases the asset's reported value, but to a maximum of the value the assets would have had (after deductions for standard depreciation) if no write-down had taken place.

Leasing agreements
Lease agreements which imply that, in all material respects, the Group, as lessee, receives all economic benefits and bears the economic risks associated with the leasing object are classified as financial leasing and the object is reported as a fixed asset in the consolidated balance sheet. The corresponding commitment to pay leasing charges in the future is reported as a liability. At the beginning of the leasing period, the asset and liability are reported at the lower of the leasing object's fair value or the present value of minimum leasing fees.

Netintact AB
556596-0001

Lease agreements in which the economic benefits and risks associated with the leasing object remain, in all material respects, with the lessor are classified as operational leasing. Payments relating to such agreements are expensed on a straight-line basis over the leasing period.

All lease agreements, whether financial or operational, are reported in the Parent Company as rental agreements (operational lease agreements). Leasing fees are expensed on a straight-line basis over the period of the lease.

Financial instruments
Financial instruments reported in the balance sheet include Accounts receivable - trade and Accounts payable - trade. The market value of such instruments are deemed to be equivalent to book value.

Accounts receivable
Accounts receivable are reported as current assets at the amounts expected to be received after deductions for individually-assessed bad debts.

Receivables
Receivables with due dates later than 12 months after balance sheet date are reported as fixed assets. Other receivables are reported as current assets. Receivables are reported in the amounts that, on the basis of individual assessment, are estimated to be received.

Inventories
Inventories are valued, using the first-in/first-out method, at the lower of acquisition cost or net realisable value on balance sheet date. Collective valuations are applied to homogeneous types of goods.

Provisions
Provisions are reported when the company has a legal or informal duty to do so as a result of past events, when it is more probable than not that an outflow of resources is required to settle the obligation, and when it has been possible to calculate the amount in a reliable manner. Provisions for restructuring are established when a company has raised a valid expectation in those affected that it will carry out the restructuring and when there is a detailed, formal plan for the restructuring.

Definitions of key ratios

Equity/assets ratio: Equity and untaxed reserves (less deferred tax) as a percentage of total assets.

Return on total assets: Income before deduction of interest expenses as a percentage of balance sheet total.

Return on equity: Income after financial items as a percentage of equity and untaxed reserves (less deferred tax).

Netintact AB
556596-0001

Note 2	Netsales and other operating income

Sales take place primarily in the Swedish market. Sales in the subsidiary take place primarily in the Australian market.

Note 3	Remuneration to auditors

	Group		Parent Company
	1 Jul 2005 -30 Jun 2006	1 Jul 2004 -30 Jun 2005	1 Jul 2005 -30 Jun 2006	1 Jul 2004 -30 Jun 2005

Hallandsrevisorn

Audit	$689	$2,757	$689	$2,757
Assignments other than audit assignment	$4,573	$5,791	$4,573	$5,791
Total	$5,262	$8,548	$5,262	$8,548

Ohrlings PricewaterhouseCoopers

Audit	$2,068	-	$2,068	-
Assignments other than audit assignment	$1,378	-	$1,378	-
Total	$3,446	0	$3,446	0

Southpoint

Assignments other than audit assignment	$9,653	$13,730	-	-
Total	$9,653	$13,730	0	0

Note 4	Operating leasing charges

	Group		Parent Company
	1 Jul 2005 -30 Jun 2006	1 Jul 2004 -30 Jun 2005	1 Jul 2005 -30 Jun 2006	1 Jul 2004 -30 Jun 2005

Leasing charges (excluding rent for premises)	$28,071	$29,552	$28,071	$29,552

Netintact AB
556596-0001

Note 5	Average number of employees, salaries, other remuneration and social security contributions

	Group		Parent Company
	1 Jul 2005 - 30 Jun 2006	1 Jul 2004 -30 Jun 2005	1 Jul 2005 -30 Jun 2006	1 Jul 2004 -30 Jun 2005

Average number of employees

Women	2	2	2	2
Men	16	14	14	12
Total	18	16	16	14

Salaries and other remuneration amount to:
The Board and Managing Director	$397,533	$348,815	$349,285	$348,815
Other employees	$374,462	$253,513	$341,062	$253,513
Total salaries and remuneration	$771,995	$602,328	$690,347	$602,328

Statutory and contractual social security contributions	$204,058	$204,058	$204,058	$204,058
Pension costs (of which SEK 404,082 (SEK 344,794) for the Board and Managing Director)	$65,672	$58,484	$58,326	$58,484
Total salaries, remuneration, social security contributions and pension costs.	$1,041,712	$864,870	$952,730	$864,870

Members of the Board and senior management

	30 June 2006		30 June 2005
	Number on balance sheet date	of whom men	Number on balance sheet date	of whom men
Group (including subsidiaries)

Members of the Board	7	100%	7	100%
Managing Director and other senior managers	2	100%	2	100%

Parent Company

Members of the Board	6	100%	6	100%
Managing Director and other senior managers	1	100%	1	100%

Netintact AB
556596-0001

Absence due to illness
	Parent Company
	1 Jul 2005 -30 Jun 2006	1 Jul 2004 - 30 Jun 2005
Absence due to illness	5.44%	6.47%
- Long-term Absence due to illness *	59.80%	60.45%
- Absence due to illness for men	5.77%	7.75%
- Absence due to illness for women	not reported	not reported
- Employees - 29	not reported	11.65%
- Employees 30 - 49	not reported	not reported
- Employees 50 -	not reported	not reported

* Long term absence refers to a period of 60 or more consecutive days.

Note 6	Equipment, tools, fixtures and fittings

	Group				Parent Company
	30 Jun 2006		30 Jun 2005		30 Jun 2006		30 Jun 2005

Opening acquisition cost		$209,102		$203,312		$173,366		$167,996
-Purchases		$126,527		$10,758		$18,807		$10,758
-Sales and disposals	$	- 4,969	$	- 4,969	$	- 7,459	$	- 4,969
Closing accumulated acquisition cost		$330,660		$209,101		$184,714		$173,785

Opening depreciation	$	- 122,355	$	- 88,191	$	- 114,567	$	- 88,191
-Sales and disposals		$4,395		$2,908		$4,395		$2,908
Depreciation for the year	$	- 49,159	$	- 37,072		$-22,982	$	- 29,703
Closing accumulated depreciation	$	- 167,119	$	- 122,355	$	- 133,154	$	- 114,567
Closing residual value according to plan		$163,540		$86,746		$51,559		$58,799

Note 7	Tax on profit for the year

	Group				Parent Company
	1 Jul 2005 -30 Jun 2006		1 Jul 2004 -30 Jun 2005		1 Jul 2005 -30 Jun 2006		1 Jul 2004 -30 Jun 2005

Current tax for the year, 28%	$	- 3,984	$	- 80,852	$	- 3,984	$	- 80,852
Deferred tax liabilities	$	- 52,769	$	- 25,751		-		-
Total	$	- 56,753	$	- 106,603	$	- 3,984	$	- 80,852

Netintact AB
556596-0001

Note 8	Participations in associated companies

	Group			Parent Company
	30 Jun 2006		30 Jun 2005	30 Jun 2006		30 Jun 2005

Accumulated acquisition cost		$79,531	-		$79,531	-
-Purchases		-	$79,531		-	$79,531
-Sales	$	- 79,531	-	$	- 79,531	-
Closing acquisition cost		0	$79,531		0	$79,531

Note 9	Prepaid expenses and accrued income

	Group		Parent Company
	30 Jun 2006	30 Jun 2005	30 Jun 2006	30 Jun 2005

Prepaid rent	$15,537	$10,918	$15,537	$10,918
Accrued interest income	$1,384	$1,174	$1,384	$1,174
Other items	$33,865	$32,963	$33,865	$32,963
Total	$50,786	$45,055	$50,786	$45,055

Note 10	Change in equity

Group	Share capital	Restricted reserves	Non-restricted reserves and net profit for the year		Total
Opening balance, 1 July 2004	$13,784	$75,023		$46,260		$135,067

Change in translation difference attributable to existing subsidiaries	-	-		$689		$689
Net income for the year	-	-		$264,709		$264,709
Equity, 30 June 2005	$13,784	$75,023		$311,658		$400,465

Change in translation difference attributable to existing subsidiaries	-	$-1,812	$	- 9,076	$	- 10,888
Appropriation of profits according to resolution of extraordinary general meeting of shareholders
Dividends	-	-	$	- 138	$	- 138
Net income for the year	-	-		$65,021		$65,021
Equity, 30 June 2006	$13,784	$73,211		$367,465		$454,460

Netintact AB
556596-0001

Parent Company	Share capital	Statutory reserve	Non-restricted equity		Total
Equity, 1 July 2004	$13,784	$2,757		$112,902		$129,443

Net income for the year	-	-		$201,999		$201,999
Equity, 30 June 2005	$13,784	$2,757		$314,901		$331,442

Appropriation of profits according to resolution of extraordinary general meeting of shareholders
Dividends	-	-	$	- 138	$	- 138
Net income for the year	-	-		$54		$54
Equity, 30 June 2006	$13,784	$2,757		$314,817		$331,358

Note 11	Accrued expenses and deferred income

	Group		Parent Company
	30 Jun 2006	30 Jun 2005	30 Jun 2006	30 Jun 2005

Prepaid support income	$233,133	$274,165	$233,133	$274,165
Accrued salary expenses	$92,192	$108,161	$92,192	$108,161
Accrued social security contributions	$65,023	$51,717	$65,023	$51,717
Other items	$70,583	$61,832	$57,492	$29,840
Total	$460,931	$495,875	$447,839	$463,883

Note 12	Appropriations

	1 Jul 2005 -30 Jun 2006	1 Jul 2004 -30 Jun 2005

Difference between recorded depreciation and depreciation according to plan	-		$4,104
Transfer to tax allocation reserve	-	$	- 96,072
Reversal of tax allocation reserve	$44,521		-
Total	$44,521	$	- 91,968

Note 13	Participations in subsidiaries

Group	Registered office	Share of equity, %
Netintact Pty. Ltd.	Melbourne, Australia	51

Parent Company	Share of equity, %	Share of voting power, %	Book value 30 Jun 2006	Book value 30 Jun 2005
Netintact Pty Ltd	51	51	$81,558	$81,558
Total			$81,558	$81,558

	30 Jun 2006	30 Jun 2005

Accumulated acquisition cost	$81,558	$74,133
-Acquisition of shares	-	$7,425
Closing book value	$81,558	$81,558

Note 14	Untaxed reserves

	30 Jun 2006	30 Jun 2005

Tax allocation reserve tax, Tax 02	-	$6,340
Tax allocation reserve tax, Tax 03	-	$17,229
Tax allocation reserve tax, Tax 04	$18,332	$39,283
Tax allocation reserve tax, Tax 06	$96,072	$96,072
Total	$114,404	$158.925

Note 15	Adjustments for non-cash items, etc.

	Group		Parent Company
	1 Jul 2005 -30 Jun 2006	1 Jul 2004 -30 Jun 2005	1 Jul 2005 -30 Jun 2006	1 Jul 2004 -30 Jun 2005

Depreciation	$49,159	$37,072	$22,982	$29,703
Total	$49,159	$37,072	$22,982	$29,703

Netintact AB
556596-0001

The income statements and balance sheets will be presented for adoption at the general meeting of shareholders on 27 November 2006.

Varberg, 27 November 2006

/s/ Sven-Erik Nowicki	/s/ Jon Linden
Sven-Erik Nowicki	Jon Linden
Managing Direotor

/s/ Douglas J. Glader	/s/ Thomas H. Williams
Douglas J. Glader	Tom H Williams
Chairman of the Board

Our audit report was presented on 27 November 2006

/s/ Christer Andersson	/s/ Leif H Birgersson
Christer Andersson	Leif H Birgersson
Authorised Public Accountant	Authorised Public Accountant